Pinnacle Sherman Multi-Strategy Core Fund

Class A Shares APSHX

Class C Shares CPSHX

Class I Shares IPSHX

(the “Fund”)

a series of Northern Lights Fund Trust III

Supplement dated March 3, 2023
to the Prospectus dated February 1, 2023

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Effective April 1, 2023, the Pinnacle Sherman Multi-Strategy Core Fund (the “Fund”) will no longer use the W.E. Sherman & Co. signals to determine the Fund’s equity, fixed income, and/or cash allocations and the Fund’s name will change to “Pinnacle Multi-Strategy Core Fund”. The investment objective and principal risks of the Fund will not change.

Accordingly, the following information will replace the second and third paragraphs in the section entitled “Principal Investment Strategies” on page 2 of the Prospectus:

The Adviser uses its proprietary risk management signals to determine the Fund’s equity, fixed income, and/or cash allocations.

The process follows these general steps: (1) the expected market trend for equity securities over a period is examined; (2) if equities are trending upward for the applicable period based on the market indicator, the assets allocated based on that particular signal are invested in equities based on the relative strength rankings of a limited number of asset classes and sectors; and (3) if equities are trending downward based on the market indicator, the assets allocated based on that particular management signal are primarily invested in fixed income securities or cash as dictated by the applicable risk management signal. The Fund actively trades its portfolio investments.

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The following information will replace all paragraphs in the section entitled “Principal Investment Strategies” on page 6 of the Prospectus:

The Fund seeks to meet its investment objective by investing, under normal market conditions, in all major asset classes including, but not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, and (iii) cash and cash equivalents. The Fund intends to generally invest in a mix of asset classes. The Fund may invest in individual securities or in exchange traded funds (“ETFs”), and may invest in emerging markets. The Fund actively trades its portfolio investments.

The Adviser uses its proprietary risk management signals to determine the Fund’s equity, fixed income, and/or cash allocations.

The Adviser uses (1) Pinnacle Risk Management Signals and (2) Pinnacle Relative Strength Investment Rankings to determine the Fund’s investments.

Pinnacle Risk Management Signals

Pinnacle uses four risk management signals to determine the overall allocations for the Fund. Each of the risk management signals uses various inputs to determine its risk on/risk off status. Each risk management signal determines 25% of the Fund’s allocations.

The Pinnacle Short-Intermediate Term Signal: This signal is constructed using domestic equity industry groups and examines the number of stocks within groups on a buy signal, number of stocks within each group in a positive trend, and number of stocks within each group showing positive relative strength. If this signal is positive (domestic equities are trending upward), assets allocated based on this signal are invested in equity securities. If this signal is negative (domestic equities are trending downward), assets allocated based on this signal are invested in fixed income, cash and/or cash equivalents.

The Pinnacle Intermediate-Term RS Signal: This signal uses three equity indices and compares them to cash (with a risk-free rate of return) in a relative strength (RS) calculation. This measurement takes place on a daily basis. If this signal is positive (domestic equities are trending upward), assets allocated based on this signal are invested in equity securities. If this signal is negative, and is confirmed by further price decline in the indices, assets allocated based on this signal are invested in fixed income, cash and/or cash equivalents.

The Pinnacle Multi-Term Signal: This signal uses multiple technical indicators and thresholds to determine its risk on/risk off signal. This signal is measured on a weekly basis. This signal remains positive and assets allocated based on this signal are invested in equity securities unless the technical indicators are negative and predetermined thresholds are violated. When technical indicators are negative and predetermined thresholds are violated, the signal is negative (risk off) and assets allocated based on this signal are invested in fixed income, cash and/or cash equivalents.

The Pinnacle Long-Term Signal: This signal uses multiple technical indicators that differ from the Pinnacle Multi-Term Signal. This signal is constructed from measurements of market analytics and, under normal circumstances, is intended to reveal the relationship of supply and demand for a longer-term timeframe of typically 6 months or more. If this signal is positive, then assets allocated based on this signal are invested in equity securities. If this signal is negative the assets allocated based on this signal are invested in fixed income, cash and/or cash equivalents.

Each of the Risk Management Signals are based on technical analysis of historical prices. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices, in an effort to determine the risk environment.

Pinnacle Relative Strength Investment Rankings

The Pinnacle Risk Management Signals determine the Fund’s allocation to equities securities, while the Pinnacle Relative Strength Investment Rankings determine the specific types of equities that are owned by the Fund. When a Risk Management Signal is positive, the Adviser ranks equity asset classes, equity sectors and sub-sectors, and individual equities on an intermediate-term price performance relative to each other and broad-based equity indices on a daily basis. The higher-ranking equity asset classes, sector, and sub-sectors will provide at least 75% of the equity exposure of the Fund. The Fund may invest up to 25% in individual equities.

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You should read this Supplement in conjunction with the Fund’s Prospectus dated February 1, 2023. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-888-985-9830.

Please retain this Supplement for future reference.